Exhibit 10.29

COMMERCIAL PROMISSORY NOTE Republic Bank & Trust Company 601 West Market Street Louisville, Kentucky 40202 (502)584 - 3600 LOAN NUMBER NOTE DATE 25830910 j August 25, 2022 [ _L_O_A_N_P_l_JR - POSE: Purchase vehicle PRINCIPAL A1'10UNT I LOAN TERM j MATURITY DATE I $1 , 818,005.04 [ 72 months - [ - J - - - August 25, 2028 J L BORROWER INFORMATION Tradition Leasing Systems L . L . C . 300 Growth Pkwy Ste A Angola, IN 46703 - 9326 DEFINITIONS . The following definitions apply when used in this Note . "Borrower" means Tradition Leasing Systems L . L . C .. "Collateral" means the Property that any party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property . "Financial Statements" mean the balance sheets, earnings statements, and other financial information that any party has, is, or will be giving to Lender . "Lender" means Republic Bank & Trust Company whose address is 601 West Market Street, l . ouisvillc, Kentucky 40202 , its successors and assigns . "Note" means this Commercial Promissory Note . "Obligations" means this Note an d all other loans and indebtedness of Borrower to Lender, including but not limited t o Lender's payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to I . ender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising . "Property" means the Borrower's assets, regardless of what kind of assets they are . "Related Documents" means all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business Joan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments, and any other documents or agreements executed in connection with the indebtedness evidenced hereby this Note whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing . The Related Documents an : hereby made a part of this Note by reference thereto, with the same force and effect as if fully set forth herein . PROMISE TO PAY . For value received, receipt of which is hereby acknowledged, on or before August 25 , 2028 (the "Maturity Date"), the Borrower promises to pay the principal amount of One Million Eight Hundred Eighteen Thousand Five and 04 / 100 Dollars ( $ 1 , 818 , 005 . 04 ) and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing . The Borrower will make all payments in lawful money of the United States of America . PAYMENT SCHEDULE . This Note will be paid according lo the following schedule : 71 consecutive payments of principal and interest in the amount of $ 30 , 188 . 30 beginning on September 25 , 2022 and continuing on the same day of each month thereafter . The amount oflhe monthly payments shall be dctennined on the basis of a 72 month amortization period beginning on the date of this Note . This will be followed by I payment of principal and interest in the amount of $ 30 , 188 . 37 on August 25 , 2028 . The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date . APPLICATION OF PAYMENTS . Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest ; then to principal ; then to any late charges ; and then to any unpaid collection costs . Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing . All written communications concerning disputed amounts, include any check or other payment instrument that indicates that the payment constitutes "payment in full'' of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or deliver to : Republic Bank & Trust Company, PO Box 950119 Louisville, KY 40295 - 0119 . INTEREST. Interest Rate and Scheduled Payment Changes . Interest will begin to accrue on August 25 , 2022 . The interest rate on this Note will be fixed at 5 . 980 % per annum . Compliance with Law . Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law . If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law 02004 - 2022 Compliance Sylleffls, LLC 4bSlbbdd - 799calOe • 2021.JJS.2J.2 Cammen:W P,on,iaso,y Note. DL4006 .....,ors www compllancaystem1.com

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and ii : for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawrul under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law . Accrual Method . Interest on this Note is calculated on an Actual/ 360 day basis . This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note . Default Rate . The unpaid balance of this loan shall, while any Event of Default exists under this Note or any other agreement related to the loan, be subject to a default rate of interest equal to current rate at default plus four percent ( 4% ) or twelve percent ( 12% ), whichever is greater . LATE PAYMENT CHARGE . Jfany required payment is more than to days late, then at Lender's option, Lender will assess a late payment charge of $ 50 . 00 or 5 % of the amount past due, whichever is greater, subject to a minimum charge of $ 50 . 00 . RIGHT OF SET - OFF . To the extent permitted by law, Rorrower agrees that Lender has the right to set - off any amount due and payable under this Note, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower's accounts with Lender . This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future . Such right of set - off may be exercised by I . ender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit or creditors, receiver, or execution, judgment or atlachment creditor, notwithstanding the fact that such right of set - off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant . Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set - off a debt against Borrower's account . Borrower agrees to hold Lender hannless from any claim arising as a result of Lender exercising Lender's right to set - off . BORROWER'S Rt : PRESKNTATIONS AND WARRANTIES . The statements made in this section will continue and remain in effect until all of the Obligations are fully paid to Lender . Each Borrower represents and warrants to Lender the following : Business Existence and Operations . Borrower will keep Borrower's existence in its current organi 1 . ational form in full force and effect unless Lender gives prior written consent to Borrower's proposed change . Borrower will not merge or consolidate with or into any other entity or lease, divide or enter into a plan of division, sell or otherwise dispose of all, or substantially all, of its property, assets and business without Lender's prior written consent . Borrower will continue its business as currently conducted . Borrower will not change its name, its identification number, or its place of organization without Lender's prior wrillen consent . Borrower will keep its books and records at the address in this Agreement . Borrower will promptly notify Lender in writing of any planned change in Borrower's principal place of business . Borrower will maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel, and Borrower will promptly notiry Lender in writing of any changes in its executive or management personnel . Financial Information and Filing . As a material inducement to Lender making the Loan, the Borrower represents and covenants the following : All Financial Statements provided lo Lender have been prepared and will continue to be prepared in accordance with generally accepted accounting principles, consistently applied, and fully and fairly present the financial condition of Borrower, and there has been no material adverse change in Borrower's business, Property, or condition, either financial or otherwise, since the date of Borrower's latest Financial Statements . Borrower has filed all federal, state, and local tax returns and other reports and filings required by law to be filed before the date of this Agreement and has paid all taxes, assessments, and other charges that are due and payable prior to the date of this Agreement . Borrower has made reasonable provisions for these types of payments that are accrued but not yet payable . Borrower does not know of any deficiency or additional assessment not disclosed in Borrower's books and records . The Financial Statements reflect all of the assets of the Borrower in the amounts listed on the Financial Statements, and such assets are directly owned by the Borrower unless otherwise stated . All financial statements or records submitted to Lender via electronic means, including, but not limited to, facsimile, open internet communications or other telephonic or electronic methods, including, but not limited to, documents in Tagged Image Format Files ("TIFF") and Portable Document Format ("PDF'') shall be treated as originals, and will be fully binding with full legal force and effect . Parties waive any right they may have to object to such treatment . Lender may rely on all such records in good faith a complete and accurate records produced or maintained by or on behalf of the Party submitting such records . Title and Encumbrances . Borrower has good title to all of the Borrower's assets . All encumbrances on any part of the Property were disclosed to Lender in writing prior to the date of this Note . Compliance with General Law . Each Borrower is in compliance with and will conduct its business and use its assets in compliance with all laws, regulations, ordinances, directives, and orders of any level of governmental authority that has jurisdiction over the Borrower, the Borrower's business, or the Borrower's assets . Environmental Laws . Each Borrower is in compliance with all applicable laws and rules of federal, state, and local authorities affecting the environment, as all have been or arc amended . No Litigation/No Misrepresentations . There are no existing or pending suits or proceedings before any court, government agency, arbitration panel, administrative tribunal, or other body, or threatened against Borrower that may result in any material adverse change in the Borrower's business, property, or financial condition, and all representations and warranties in this Note and the Related Documents arc true and correct and no material fact has been omitted . 0200 - l - 1011 ('OBlplww:c Syitan,. 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DEFAULT . Upon the occurrence of any one of the following events (each, an "Event of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Note immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Note or any other agreement : (a) Borrower's failure to make any payment on time or in the amount due ; (b) any default by Borrower under the terms of this Note or any other Related Documents ; (c) any default by Borrower under the terms of any other agreement between Lender and Borrower ; (d) the death, dissolution, or termination of existence of Borrower or any guarantor ; (c) Borrower is not paying Borrower's debts as such debts become due ; (t) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver ; (g) any default under the terms of any other indebtedness of Borrower to any other creditor ; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor ; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity ; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to I . ender proves to have been false in any material respect as of the time when made or given ; (k) if any guarantor, or any other party 10 any Related Documents terminates, attempts to terminate or defaults under any such Related Documents ; (I) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower . Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity . GENERAL WAIVERS . To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest, and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral . No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right . JOINT AND SEVERAL LIABILITY . The liability of all parties obligated in any manner under this Note shall be joint and several, to the extent of their re l)ectivc obligations . SEVERABILITV . If a court of competent jurisdiction determines any term or provision of this Note is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required . Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Note without invalidating the remainder of either the affected provision or this Note . TIME IS OF THE F . SSENCE . Time is of the essence in the performance of this Note . SURVIVAL . The rights 11 nd privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Note shall be binding on all heirs, executors, administrators, assigns . and successors of Borrower . ASSIGNABILITY . Lender may assign, pledge or otherwise transfer this Note or any of its rights and powers under this Note without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender . Borrower may not assign this Note or any benefit accruing to it hereunder without the express written consent of the Lender . ORAL AGREEMENTS DISCLAIMER. 'Ibis Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There arc no unwritten oral agreements between the parties. GOVERNING LAW. lltis Note is governed by the laws of the state of Kentucky except to the extent that federal law controls. HEADING AND GENDER . The headings preceding text in this Note are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading . All words used in this Note shall be construed to be of such gender or number as the circumstances require . ATTORNEY'S FEES, COSTS, AND EXPENSES . Borrower agrees to pay all of Lender's costs, fees, and expenses arising out of or related to the enforcement of this Note or the relationship between the parties . Included in the fees that Lender may recover from Borrower arc the reasonable attorney's fees that Lender incurs, including all fees incurred in the course of representing Lender before, during, or after any lawsuit, arbitration, or other proceeding and those incurred in appeals, whether the issues arise out of contract, tort, bankruptcy, or any other area of luw . Included in the costs and expenses which Lender may recover are all court, alternative dispute resolution or other collection costs, and all expenses incidental to perfecting Lender's security interests and liens, preserving the collateral (including payment of taxes and insurance), records searches, and expenses related to audits, inspection, and copying . All costs and expenses Lender is entitled to recover shall accrue interest at the highest rate set forth hereunder or in any of the Related Documents . SIGNATURES . This instrument may be signed in multiple counterparts, each of which shall constitute an original and, taken together, shall constitute a single agreement, and by electronic transmission, which electronic signatures shall be considered original executed counterparts . RIGHTS OF LENDER . I . ender may, with or without notice to any party and without affecting the obligations of any Borrower, surety, Guarantor, endorser, accommodation party or any other party to this Agreement, (a) renew, extend or otherwise postpone the time for payment of either principal of this Agreement or interest thereon from time to time, (b) release or discharge any one or more parties liable on this Agreement, (c) suspend the right to enforce this Agreement with respect to any person(s}, including any present or future guarantor of this Agreement, (d) change, exchange or release any property in which Lender possesses any interest securing this Agreement, (e) justifiably or otherwise, impair any collateral securing this Agreement or suspend the right to enforce against any such collateral, and (I) at any time it deems it necessary or proper, call for and should it be made available, accept, as additional security, the signaturc(s) of an additional party or a security interest in property of any kind or description or both . Any reference to Maturity Date in this Agreement will refer to the Maturity Date or such later date as may be designated by Lender by written notice from Lender to Borrower (it being understood that in no event will Lender be under any obligation to extend or renew this Agreement beyond the initial or any extended Maturity Date) . 0 20CM - l022 Co,npliance Syst<ms, 1.1.C olbSfbbdd - 799cal0c - 2021.JlS . 23.2 CommettiaJ ProlniNOrY NCMI · DL Ż 006 PqclofS www . complianccsyslcm1 . com

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COMPLETE AGREEMENT . Except as set forth in this Agreement, this Agreement and the other Related Documents may be amended only by an instrument in writing that explicitly stales that it amends this Agreement or such other Related Documents and is signed by Borrower and acknowledged by Lender . REMEDIES . · 111 e indebtedness evidenced by this Agreement shall be cross - defaulted with all obligations that any Borrower or any guarantor has with Lender . At the option of Lender upon the occurrence of an Event of Default hereunder, each without demand or notice of any kind (which are hereby expressly waived), Lender may : (a) accelerate and make immediately due and payable the outstanding principal balance hereunder together with any additional amounts secured by the Related Documents, (b) require that the indebtedness evidenced by this Agreement, together with all arrcarages of interest and all other amounts due under this Agreement and the Related Documents, will from the date of the occurrence of an Event of Default bear interest at the default rate of interest set forth herein, (c) require Borrower to pay to Lender reasonable attorneys' fees, court costs and expenses incurred by Lender in connection with Lender's efforts to collect the indebtedness evidenced by this Agreement, and (d) exercise from time to time any of the rights and remedies available to Lender under this Agreement or the Related Documents or under applicable law . As used in this Agreement, "guarantor" means any guarantor of the obligations of Borrower to Lender whether existing on the date hereof or arising in the future, or any person or entity who pledges particular collateral for the security of the obligations of Borrower to I . ender, whether or not the debt itself is guaranteed, existing on the date hereof or arising in the future . TRANSFERABLE RECORD . Borrower agrees that this Note is intended to be and shall be treated as an effective, enforceable, and valid transferable record . ADDITIONAL PROVISIONS . Early Termination Fee : If Payment of all unpaid principal, accrued and unpaid interest and all other fees then outstanding is received within five (5) years of the origination date it will result in a prepayment fee on the following schedule : 3 . 00 % in year I, 3 . 00 % in year 2 , 2 . 00 % in year 3 , 2 . 00 % in years 4 and 1 . 00 "/ 4 in year 5 . The above percentages will be based on the outstanding principal amount at the time of prepayment, plus any costs paid by the Bank for the Borrower under any fixed promotional closing cost offer . AFFIRMATIVE COVENANTS Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will : Notices of Claims and Litigation. Promptly infonn Lender in writing of (I) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or lhe financial condition of any Guarantor. Financial Records. Maintain its books and records in accordance with GMP or other acceptable accounting format, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records al all reasonable times. Financial Statements . Furnish Lender with such financial statements and other related information al such frequencies and in such detail as Lender may reasonably request . Additional Information. Furnish such additional information and statements, as Lender may request from time to time. Loan Proceeds . Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing . Taxes, Charges and Liens . Pay and discharge when due all of its indebtedness and obligations, including without limitation all as . , ; essmcnts, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the dale on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits . Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (I) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrowers books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP or other acceptable accounting method . Inspection. Permit employees or agents ofl.endcr at any reasonable time to inspect any and all Collateral for the Loan. Additional Assurances . Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attomcys may reasonably request to evidence and secure the Loans and to perfect all Security Interests . Lien Priority . Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or pennittcd the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral . Performance . Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender . Borrower shall notify Lender immediately in writing of any default in connection with any agreement . C lOCM - 2022 Compliuce S - U.C - lbSfbbdd - 799colO. • 2021.JlS . 21.2 Com - ci•I Promiuo,y NOlc. DL4006 Page of S www . romplianc::esys&em1.com

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Operations . Maintain executive and management personnel with subslantially the same qualifications and experience a . c ; the present executive and management personnel ; provide written notice to Lender of any change in executive and management personnel ; conduct its business affairs in a reasonable and prudenl manner . WAIVER OF JURY TRIAL . All parties to this Note hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Note or any other instrument, document or agreement executed or delivered in connection with this Note or the Related Documents . By signing this Note, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof . ''7 0 - :.c ::: . :: = = : - - : =: By: Tim E Evans Its: Manager LENDER: Republic Bank & Trust Company By: _ Its : C 2004 - 2022 Compliance Systems. lLC bSlbbdd - 79'1cal0c 202 1.lJS 2J . 2 Commnaal Prooiiuory Nace - DL4006 Page S ofS www . compliancnySlellls . com

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COMMERCIAL SECURITY AGREEMENT Republic Bank & Trust Company 601 West Market Street Louisville, Kentucky 40202 (502)584 - 3600 - --- - I . OAN NUMBER - --- 25830910 BORROWER INFORMATION Tradition Lea ing Systems L.L.C. 300 Growth Pkwy Ste A Angola, IN 46703 - 9326 COLLATERAL OWNl<:R INFORMATION Tradition Leasing Systems L.I..C. 300 Growth Pkwy Ste A Angola, IN 46703 - 9326 AGREEMENT. "Agreement" means this Commercial Security Agreement. BORROWER. "Borrower" means Tradition I.easing Systems L.L.C.. DEBTOR. "Debtor" means Trddition Leasing Systems L.L.C.. LENDER. "Lender" means Republic Bank & Trust Company whose address is 601 West Market Street, Louisville, Kentucky 40202, its successors and assigns. SECURITY INTEREST GRANT . Debtor, in consideration of the Obligations, hereby agrees to all of the tenns of this Agreement and further hereby specifically grants Lender a continuing security interest in the Collateral . Debtor further grants Lender a security interest in the proceeds of said Collateral ; the proceeds of hazard insurance and eminent domain or condemnation awards involving the Collateral ; all products of, substitutions, replacements, and accessions to such Collateral or interests therein ; any and all deposits or other sums at any time credited by or due from Lender to Debtor ; and any and all instruments, documents, policies, and certilieates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same arc Collateral or proceeds thereof hereunder), owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender, or in transit by mail or carrier to or from Lender, or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same . Debtor's grant of a continuing security interest in the Collateral secures to Lender the payment of all Obligations, including all renewals and extensions thereof, whether heretofore, now, or hereafter existing or arising and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise . DESCRIPTION OF COLLATERAL . The collateral covered by this Agreement (the "Collateral") is all of the Debtor's property described below which the Debtor now owns or may hereafler acquire or create and all proceeds and products thereof, whether tangible or intangible, including proceeds of insurance and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto . Titled Vehicle . 'Titled Vehicle" consists of any and all vehicle(s) and all additions and accessions to the vehicle(s), and any replacements and substitutions of the vehicle(s) . It also includes all documents of title related to the vehicle(s) as well as all products, rents, and proceeds of the vehicle(s) . TITLED VEHICLES DESCRIPTION: • 2023 Pcterbilt 389, VIN 1 XPXO49X7PD873109 • 2023 Peterbilt 389, VIN IXPXD49X6PD873103 • 2023 Peterbilt 389, VIN IXPXD49X3PD873 l l0 • 2023 Pctcrbilt 389, VIN 1XPXD49X8PD873104 • 2023 Peterbilt 389, VIN IXPXD49XSPD873 l I I • 2023 Peterbilt 389, VIN lXPXD49XlPD873106 • 2023 Peterbilt 389, VIN 1 XPXD49X3PD873 I07 • 2023 Peterbilt 389, VIN IXPXIJ49:XXPD873105 • 2023 Peterbill 389, VIN IXPXD49XSPD873108 Specific Collateral . "Specific" refers to the specific property, together with all related rights, described below . SPECIFIC COLLATERAL DESCRIJYflON: OBLIGATIONS . "Obligations" means any and all of Borrower's or Debtor's obligations to Lender, whether they arise under this Agreement or the Note, Loan Agreement, Guaranty, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower or Debtor to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law . The Obligations include all interest and all of Lender's costs, fees, and expenses recoverable pursuant to this Agreement, any other agreement between the parties, or under applicable law, including all such costs, fees, and AGREEMENT DATE August 25, 2022 0200 - l - 2022 Compliana: Sy,l<ffls, LLC c6UlocHi147JlSd - 2021.JJS 23.2 Commercial • Security Al!f. - Cfll DIAOOI Page I of6 www . compli11nce1ystem1.com

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expenses that may arise afier the filing of any petition by or against Borrower or Debtor under the Bankruptcy Code, irrespective of whether the Obligations do not accrue because ofan automatic stay . Without limiting the foregoing, the Obligations expressly include the following : CROSS - COLLA TERA LIZATION . Debtor agrees that any security interest provided in Collateral under this Agreement or any Collateral provided in connection with any and all other indebtedness of Debtor lo Lender, whether or not such indebtedness is related by class or claim and whether or not contemplated by the parties at the time of executing each evidence of indebtedness, shall act as Collateral for all said indebtedness . This cross - colla 1 eruli 1 J 11 ion provision shall not apply to any Collateral that is/are household goods or a principal dwelling . 1 ''UTURE ADVANCES AND AFTER - ACQUIRED PROPERTY . Future advances may be made at any time by the Lender under this Agreement to the extent allowed by law . The security interest grant contained in this Agreement also applies to any Collateral of the type(s) identified in this Agreement that the Debtor acquires after this Agreement is executed, except that no security interest attaches to after - acquired consumer goods unless the Debtor acquires rights in such goods within 10 days of Lender giving value . In anticipation of future advances by Lender, the Debtor authorizes I . ender to file any neces . 'lllry financing statements to protect Lender's security interest . RELATED DOCUMENTS . "Related Documents" means all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents, and any other documents or agreements executed in connection with this Agreement whether now or herealler existing, including any modifications, extensions, substitutions or renewals of any of the foregoing . The Related Documents arc hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein . GENERAL REPRESENTATIONS, WARRANTIF,S, AND COVENANTS . Debtor represents, warrants, and covenants the following : Debtor's Existence and Organization . Debtor is fully fonned and in good standing under all laws governing Debtor and Debtor's business . Debtor bas or will provide Lender with documentation regarding Debtor's state of organization or formation, and Debtor further warrants that Debtor will not change Debtor's stale of organization or formation without Lender's prior written consent . Debtor will assist Lender with any changes to any documents, filings, or other records resulting or required by any change in the Debtor's state of organization or formation . The execution of this Agreement will not create any breach of any provision of the Debtor's organizational documents . Authority . Debtor has the power and authority to execute this Agreement and the Related Documents and to bind Oebtor to the obligations created in this Agreement and the Related Documents . The execution of this Agreement will not create any breach of any other agreement to which the Debtor is or may become a party . Debtor has obtained all licenses, permits, and the like which Debtor is required by law to file or obtain, and all such taxes and fees for such licenses and permits required to be paid have been paid in full . Debtor's Name . Debtor will not conduct business under any name other than that given at the beginning of this Agreement, nor change, nor reorganize the type of business entity ac ; described, except upon the prior wrillen approval of Lender, in which event the Debtor agrees to execute any documentation of whatsoever character or nature required by Lender for filing or recording, at the Debtor's expense, before such change occurs . Business Address . Debtor will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified at the beginning of this Agreement, unless notice thereof is given to I . ender at least ten ( I 0 ) days prior to the change of any address for the keeping of such records . Title . Debtor has or will acquire free and clear title to all of the Collateral, unless otherwise provided herein . All of the Collateral exists and is or will be actual property of the Debtor . No Encumbrances or Transfer of Collateral . Debtor will not allow or pennil any lien, security interest, adverse claim, charge, or encumbrance of any kind against the Collateral or any part thereof without Lender's prior written consent . Except as otherwise provided under this Agreement, Debtor will not, without Lender's prior written consent, sell assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral or any part thereof or any interest therein nor will Debtor offer to sell, assign, transfer, lease, charter, encumber, hypothecatc, or dispose of the Collateral or any part thereof or any interest therein . Priority . The security interest granted to Lender shall be a first security interest unless I . ender specifically agrees otherwise, and Debtor will defend the same against the claims and demands of all persons . Facilitation of Security Interest . Debtor will fully cooperate in placing, perfecting, and maintaining I . ender's lien or security interest against or in the Collateral and Debtor agrees to take whatever actions requested by Lender lo perfect and continue Lender's security interest in the Collateral . Debtor specifically authorizes the Lender to file the necessary financing statements lo perfect the Lender's security interest in the Collateral . Location of Collateral . All of the Collateral is located in the state where the Debtor is located, as identified in this Agreement, unless otherwise certified to and agreed to by Lender, or, alternatively, is in possession of the Lender . Debtor will not remove or chllnge the location of any Collateral without Lender's prior written consent and will allow the Lender to inspect the Collateral upon reasonable request . Use of Collateral . Debtor will use the Collateral only in the conduct of its own business, in a careful and proper manner . Debtor will not use the Collateral or permit it lo be used for any unlawful purpose . Good Condition and Repair . Debtor will, at all times, maintain the Collateral in good condition and repair . Financial Information and t,'iling, All financial information and statements delivered by Debtor to Lender have been prepared in accordance with generally accepted accounting principles consistently applied, and fully and fairly present the financial condition of Debtor and there has been no material adverse change in Debtor's business, Collateral, or condition, either financial or otherwise, since Debtor last submitted any financial infonnation to Lender . Debtor has filed all federal . state and local tax returns and other reports and 0 2004 - 2022 Compliance Syllfflls. UC <6Ul Ŷ c - l - 6a47l2Sd • 2021 Jl5 23 . 2 Commfft'ill • Security Agrffmcnl Dl.4001 Page 2 of6 www . compliance.ys1cm1 . corn

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filings required by law to be filed before the date of this Agreement and has paid all taxes, assessments, and other charges that are due and payable prior to the date of this Agreement . Debtor has made reasonable provision for these types of paymenL that arc accrued but not yet payable . Debtor does not know of any deficiency or additional assessment not disclosed in the Debtor's books and records . No Litigation . There are no existing or pending suits or proceedings, including set - off or counterclaim, which are threatened or pending against Debtor which may result in any material adverse change in Debtor's financial condition or which might materially affect any of the Collateral . Debtor will promptly notify Lender in writing of all threatened and actual litigation, governmental proceedings, default . and every other occurrence that may have a material adverse effect on Debtor's business, financial condition, or the Collateral . No Misrepresentations. All representations and warranties in this Agreement and the Related Documents are tme and correct and no material fact has been omitted. INSURANCE. The Debtor agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the I.ender. Lender will be nan1ed a loss payee, or al Lender's request, as mortgagee, and, if requested by Lender, all insurance policies shall include a lender's loss payable endorsement. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward the payment of the Obligations, whether or not due, in such order as the Lender may in its sole discretion determine. The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, lo provide such policies in such form as the Lender may approve, and to furnish the I.ender with copies of other evidence of such policies and evidence of the payments of the premiums thereon. All policies of insurance shall provide for a minimum 30 days' written notice of cancellation to Lender. At the request of Lender, such policies of insurance shall be delivered to and held by Lender. Debtor agrees that Lender is authorized to act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts or instruments issued or connected with such insurance. Debtor specifically authorizes Lender to disclose information obtained in conjunction with this Agreement and from policies of insurance to prospective insurers of the Collateral. If the Debtor at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder. may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Debtor's property. All costs incurred by the I.ender, including reasonable attorneys' fees, court costs, expenses, and other charges thereby incurred, shall become a part of the Obligations and shall be payable on demand. ADDITIONAL COLLATERAL . In the event that Lender should . at any time, determine that the Collateral or Lender's security interest in the Collalerdl is impaired, insufficient, or has declined or may decline in value, or if Lender should deem that payment of the Obligations is insecure, time being of the very essence, then Lender may require, and Debtor agrees to furnish, additional Collateral that is satisfactory to Lender . Lender shall provide notice as provided for in this Agreement to Debtor regarding additional Collateral . Lender's request for additional Collateral shall not affect any other subsequent right of Lender to request additional Collateral . FINANCING STATEMENT(S) AND LIEN PERFECTION . Lender is authorized lo file a conforming financing statement or statements to perfect its security interest in the Collateral, as provided in Revised Article 9 , Uniform Commercial Code - Secured Transactions . Debtor agrees to provide such information, supplements, and other documents BS Lender may from time to time require to supplement or amend such financing statement filings, in order to comply with applicable state or federal law and to preserve and protect the Lender's rights in the Collateral . The Debtor further grants the Lender a power of attorney to execute any and all documents necessary for the Lender to perfect or maintain perfection of its security interest in the Collateral, and to change or correct any error on any financing statement or any other document necessary for proper placement of a lien on any Collateral which is subject to this Agreement . LANDLORD'S WAIVER . IJpon request, Debtor shall furnish to Lender, in a form and upon such terms as are acceptable to Lender, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises . RELATIONSHIP TO OTHER AGREEMENTS . This Agreement and the security interests (and pledges and assignments, as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interest, pledges, assignments, mortgages, liens, rights, titles, or other interests in favor of Lender or assigned to Lender by others in connection with the Obligations . All rights and remedies of Lender in all such agreements arc cumulative . TAXES, LIENS, ETC . The Debtor agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Debtor's business . If the Debtor fails to pay such taxes or other charges, the Lender, al its sole discretion, may pay such charges on behalf of the Debtor ; and all sums so dispensed by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall become a part of the Obligations and shall be payable on demand . ENVIRONMENTAi . HAZARDS . Debtor certifies that the Collateral has never been, and so long as this Agreement continues to be a lien on the Collateral, never will be used in violation of any local, state or federal environmental laws, statutes or regulations or used for the generation, storage, manufacture, transportation, disposal, treatment, release or threatened release of any hazardous substances and Debtor will immediately notify Lender in writing of any assertion made by any party to the contrary . Debtor indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorneys' fees, incurred directly or indirectly as a result of Debtor's involvement with hazardous or environmentally harmful substances as may be defined or regulated BS such under any local, state or federal law or regulation or otherwise resulting from a breach of this provision of this Agreement . PROTECTION OF COLLATERAL . Debtor agrees that Lender may, at Lender's sole option, whether before or after any event of default, and without prior notice to Debtor, take the following actions to protect Lender's interest in the Collateral : (a) pay for the maintenance, preservation, repair, improvement, or testing of the Collateral ; (b) pay any filing, recording, registration, licensing, certification, or other fees and charges related to the Collateral ; or (c) take any other action to preserve and protect the Collateral or Lender's rights and remedies under this Agreement . as Lender may deem necessary or appropriate from time to time . Debtor agrees that Lender is not obligated and has no duty whatsoever to take the foregoing actions . Debtor further agrees to reimburse Lender promptly upon demand for any payment made or any expenses incurred by Lender pursuant to this authorization . Payments and expenditures made by Lender under this authorization shall constitute additional 0 200 ·2022 Compliance Systems. I.LC c61JJIC'l - 614732Sd • 202Lll5 21.2 Commrrciol S<curi1y Agreement OUOOI Poge)of6 www.compliantt,y11em1.com

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Obligations, shall be secured by this Agreement, and shall bear interest thereon from the date incurred at the maximum rate of interest, including any default rate, if one is provided, as set forth in the notes secured by this obligation . INFORMATION AND REPORTING . The Debtor agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request . The Debtor further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Debtor's other physical as . ets, if any, and to permit the Lender, from time to time, to verify Accounts, if any, as well a to inspect, copy, and to examine the books, records, and files of the Debtor . DEt,'AULT . The occurrence of any of the following events shall constitute a default of this Agreement : (a) the non - payment, when due (whether by acceleration of maturity or otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof ; (b) the failure to perform w 1 y agreement of the Debtor contained herein or in any other agreement Debtor has or may have with Lender ; (c) the publication of any statement, representation, or warranty, whether written or oral, by the Debtor to the Lender, which at any time is untrue in any respect as of the date made ; (d) the condition that any Debtor becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Debtor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay) ; (e) Debtor makes application for appointment of a receiver or any other legal custodian, or in the event that a petition of any kind is filed under the Federal Bankruptcy Code by or against such Debtor and the resulting proceeding is not discharged within thirty days after filing ; (I) the entry of any judgment against any Debtor, or the issue of any order of attachment, execution, sequestration, claim and delivery, or other order in the nature of a writ levied against the Collateral ; (g) the death of any Debtor who is a natural person, or of any partner of any Debtor that is a partnership ; (h) the dissolution, liquidation, suspension of normal business, termination of existence, business failure, merger, or consolidation or transfer of a substantial part of the property of any Debtor which is a corporation, limited liability company, partnership, or other non - individual business entity ; (i) the Collateral or any part of the Collateral declines in value in excess of normal wear, tear, and depreciation or becomes, in the judgment of I . ender, impaired, unsatisfactory, or insufficient in character or value, including but not limited to the filing of a competing financing statement ; breach of warranty that the Debtor is the owner of the Collateral free and clear of any encumbrances (other than those encumbrances disclosed by Debtor or otherwise made known to I . ender, and which were acceptable to Lender at the time) ; sale of the Collateral (except in the ordinary course of business) without Lender's express written consent ; failure to keep the Collateral insured as provided herein ; failure to allow Lender to inspect the Collateral upon demand or at rea onable time ; failure to make prompt payment of taxes on the Collateral ; loss, theft, substantial damage, or destruction of the Collateral ; and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure of account debtors to pay their obligations in due course ; or 0 ) the Lender in good faith, believes the Debtor's ability to repay the Debtor's indebtedness secured by this Agreement, any Collateral, or the I . ender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence . REMEDY . Upo n the occurrence of an event of default, Lender, at its option, shall be entitled lo exercise any one or more of the remedies described in this Agreement, in all documents evidencing the Obligations, in any other agreements executed by or delivered by Debtor for benefit of Lender, in any third - party security agreement, mortgage, pledge, or guaranty relating to the Obligations, in the Uniform Commercial Code of the state of . The Debtor agrees that, whenever a default exists, al l Obligations ma y (notwithstanding any provision in any other agreement), at the sole option and discretion of the Lender an d without demand or notice of any kind, be declared, an d thereupon immediately shall become due and payable ; and the Lender may exercise, from time to time , any rights and remedies, including the right to immediate possession of the Collateral, available to i t under applicable law . The Debtor agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender . ThcLender shall, in the event of any default, have the right to take possession of and remove the Collateral, with or without process of law, and in doing so, ma y peacefully enter wiy premises where the Collateral may be located for such purpose . Debtor waives any right that Debtor may have, in such instance, to a judicial hearing prior to such retaking . The Lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by Debtor . The Lender ma y sell, lease, or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk . Unless the Collateral is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market, Lender will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition wil l be made . Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable an d proper if sent United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means to the Debtor at least te n ( I 0 ) days before such disposition, an d addressed to the Debtor either at the address shown herein or at any other address provided t o Lender in writing for the purpose of providing notice . Proceeds received by Lender from disposition of the Collateral may be applied toward Lender's expenses and other obligations in such order or manner as Lender ma y elect . Debtor shall be entitled t o any surplus if one results after lawful application of the proceeds . If the proceeds from a sale of the Collateral arc insufficient to extinguish the Obligations, the parties obligated thereon shall be liable for a deficiency . Lender shall have the right, whether before or after default, t o collect an d receipt for, compound, compromise, and settle, and give releases, discharges, and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral . Lender may remedy any default and may waive any default without waiving the default remedied and without waiving any other prior or subsequent default . The rights and remedies of the Lender are cumulative, and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy . Upon or at any time after the occurrence of an Event of Default, Lender ma y request the appointment of such a receiver, who will be entitled to a reasonable fee for managing the Collateral . Such receiver wil l have the power to take possession, control and care of the Collateral and to collect al l accounts resulting therefrom . Notwithstanding the appointment of a receiver, trustee or other custodian, Lender wil l be entitled to the possession and control of any cash, or other instruments held by, or payable or deliverable under the terms of this Agreement to Lender . Should Lender reasonably believe that the Collateral may have deteriorated in market value for any reason, then Lender may cause a subsequent reappraisal to be completed for the benefit of Lender, the cost of which shall be paid by Debtor . Lender shall not be limited in number of subsequent reappraisals required, but in no event will Debtor be required lo pay for more than one subsequent reappraisal in any two - year period, except in the event of a default by Debtor or Borrower . 0 2004 - 2022 Compliance Systems, LLC c61llac4 - 6o4732Sd • 2021.llS.23 . 2 c........,;111 · Security AIP'temenl Dl. Ż OOI Pose4of6 www.compliance1y11cms.com

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EXERCISE OF LENDER'S RIGHTS . Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by Debtor to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof . The waiver by the Lender of any default of the Debtor shall not constitute a waiver of subsequent default . CONTINUING AGREEMENT . This is a continuing agreement and the security interest (and pledge and assignment, as applicable) hereby granted and all of the tenns and provisions of this Agreement shall be deemed a continuing agreement and shall remain in full force and effect until the Obligations are paid in tilll . In the event that Lender should take additional Collateral, or enter into other security agreements, mortgages, guarantees, assignments, or similar documents with respect to the Obligations, or should Lender enter into other such agreements with respect to other obligations of Debtor, such agreements shall not discharge this Agreement, which shall be construed as cumulative and continuing and not alternative and exclusive . Any attempted revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Lender to such effect and shall in no way impair or affect any transactions entered into or rights created or liabilities incurred or arising prior to such revocation or termination, as to which this Agreement shall be truly operdlive until same are repaid and discharged in full . Unless otherwise required by applicable Jaw, Lender shall be under no obligation to issue a termination statement or similar document unless Debtor requests same in writing, and providing further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any obligations, or otherwise give value . ABSENCE OF CONDITIONS OF LIABILITY . This Agreement is unconditional . Lender shall not be required to exhaust its remedies against Debtor, other collateral, guarantors, or any third party, or pursue any other remedies within Lender's power before being entitled 10 exercise its remedies hereunder . Lender's rights to the Collateral shall not be altered by the lack of validity or enforceability of the Ohligations against Debtor, and this Agreement shall be fully enforceable irrespective of any counterclaim which the Debtor may assert on the underlying debt and notwithstanding any stay, modification, discharge, or extension of Debtor's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorganization, whether occurring with or without Lender's consent . NOTICES . Any notice or demand given by Lender to Debtor in connection with this Agreement, the Collateral, or the Obligations . shall be deemed given and elTectivc upon deposit in the United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means addressed to Debtor at the address designated at the beginning of this Agreement, or such other address as Debtor may provide to Lender in writing from time to time for such purposes . Actual notice to Debtor shall always he effective no matter how such notice is given or received . WAIVF . RS . Debtor waives notice of Lender's acceptance of this Agreement, defenses based on suretyship, and to the fullest extent permitted by law, any defense arising as a result of any election by Lender under the Bankruptcy Code or the Uniform Commercial Code . Debtor and any maker, endorser, guarantor, surety, third - party pledgor, and other party executing this Agreement that is liable in any capacity with respect to the Obligations hereby waive demand, notice of intention lo accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, and any other similar notice whatsoever . Debtor further waives any defense arising by reason of a disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party . WAIVER OF JURY TRIAL . All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established behveen them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the Related Documents . JOINT AND SEVERAL LIABILITY . The liability of all parties obligated in any manner under this Agreement shall be joint and several, to the extent of their respective obligations . SEVERABILITV . Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law ; but, in the event any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity and shall be severed from the rest of this Agreement without invalidating the remainder of such provision or the remaining provisions of this Agreement . SURVIVAL . The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns . and successors of Debtor . ASSIGNABILITV . Lender may assign, pledge, or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the Obligations, and in such event the assignee shall have the same rights as if originally named herein in place of I . ender . Debtor may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender . ATTORNEY'S FEES, COSTS, AND EXPENSES . Debtor agrees to pay all of Lender's costs, fees, and expenses arising out of or related to the enforcement of this Agreement or the relationship between the parties . Included in the fees that Lender may recover from Debtor are the reasonable attorney's fees that Lender incurs, including all fees incurred in the course of representing Lender before, during, or after any lawsuit, arbitration, or other proceeding and those incurred in appeals, whether the issues arise out of contract, tort, bankruptcy . or any other area of law . Included in the costs and expenses which Lender may recover are all court, alternative dispute resolution or other collection costs, and all expenses incidental to perfecting Lender's security interests and liens, preserving the Collateral (including payment of tax . cs and insurance), records searches, and expenses related to audits, inspection, and copying . All costs and expenses Lender is entitled to recover shall accrue interest at the highest rate set forth in any of the Related Documents . GOVERNING LAW . This Agreement has been delivered in the State of Kentucky and shall be construed in accordance with the laws of that state . 0 200 - l - 2022 Compliance Sy11rm1, LLC c61l3ac4 - 6a4732Sd • 2021 JJS.23 l Comrottcial • S<curily Aar«a<•t Dl.400I Pqe S ol6 www.compbancesy11ems..com

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HEADINGS AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to he of such gender or number as the circumstances require.

COUNTERPARTS. This Agreement may be executed by the parties using any number of copies of the Agreement. All executed copies taken together will be treated as a single Agreement.

TIME IS Off THE ESSENCE. Time is oflhe essence in the performance of all obligations of Debtor.

INTERPRETATION AND CONSTRUCTION. Except as otherwise defined in this Agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the state of Kentucky. Any ambiguities between this Agreement and any loan agreement executed by the Debtor in conjunction with this Agreement shall be resolved using the provisions of the loan agreement, lo the extent necessary to eliminate any such ambiguity.

RELEASE OF LIABILITY. Debtor releases Lender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for the Lender's willful misconduct.

ORAL AGRI!:EMENTS DISCLAIMER. 111is Agreement represents the final agreement between the parties and may not he contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

SIGNATURES. This instrument may be signed in multiple counterparts, each of which shall constitute an original and, taken together, shall constitute a single agreement, and by electronic transmission, which electronic signatures shall be considered original executed counterparts.

Should Borrower and/or Lender choose to file a Title Work and Lien Statement, Borrower is required lo provide proof that the lien in favor of Lender has been filed within 10 business days of closing. Failure to do so could result in an Event of Default. 45 days aner closing for the final Title to be received by client in their own name and RBT's lien lo be perfected.

By signing this Agreement, Debtor acknowledges reading, understanding, and agreeing to all its provisions and receipt of a copy hereof.

radition Leasing Systems L.L.C.



Ry: Tim E Evans
Its: Manager

LENDER: Republic Bank & Trust Company

______________________ ______

By: ________ ________________

Its: ______________ ______

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